                                                                   EXHIBIT 23(b)


                      Consent of Independent Accountants


     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of New England Investment Companies, L.P. of our report dated January 31, 1996 which appears on page 40 of New England Investment Companies, L.P.'s Annual Report on Form 10-K for the year ended December 31, 1995.



                                                    /S/ PRICE WATERHOUSE LLP

                                                        Boston, Massachusetts
                                                        March 25, 1996